JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT A

Supplement dated August 8, 2025 to the Statutory Prospectuses and

Initial Summary Prospectuses

dated July 24, 2025

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Initial Summary Prospectuses, as applicable, (each a “prospectus”) dated July 24, 2025 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.). The affected prospectuses belong to the following policies:

Majestic Variable Universal Life 2025	Majestic Variable Universal Life 2025 Employer Market

Effective immediately, the “M Large Cap Growth Fund” subadviser listed in the “Appendix: Portfolio’s Available Under the Policy” section of the prospectus is as follows:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund - Series M M Financial Investment Advisers, Inc./Federated MDTA LLC	0.58%	25.50	14.12	13.87

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 08/2025

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